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                                                                    EXHIBIT 24.1

                               MOBIL CORPORATION

                               POWER OF ATTORNEY

                        *    *    *    *    *    *    *

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints CHARLES H. DUBOIS, WALTER R. ARNHEIM and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents, each of such persons having full power to act without the others, in any and all capacities, (i) to execute and file in his or her name and capacity on behalf of Mobil Corporation and (ii) to sign in his or her name and capacity on behalf of the individual, a Registration Statement on Form S-4 or any appropriate form including amendments and/or post-effective amendments and supplements, together with all exhibits and other documents necessary or appropriate in connection therewith, for registration with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended (the "Securities Act"), of (a) $92,185,000 of Pass Through Certificates, Series 1995-B1 through 1995-B6, and a Mobil Corporation Guaranty with respect thereto, and (b) the offering of the same in exchange for a like principal amount of outstanding Pass Through Certificates, Series 1995-A1 through 1995-A6, previously issued and sold by Mobil Corporation and its wholly-owned subsidiary, Mobil G.B. 388 Finance Inc., in a manner not requiring registration under the Securities Act.

     AND FURTHER, that each of the undersigned directors and/or officers of Mobil Corporation hereby grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

     IN WITNESS WHEREOF, the undersigned as directors and/or officers of Mobil Corporation or as individuals, have hereunto set their hands as of the 26th day of April, 1996.

NAME AND TITLE      /s/ Lucio A. Noto
                    ------------------------------------------------------------
                    Lucio A. Noto, Director, Chairman of the Board, President
                    and Chief Executive Officer:  Principal Executive Officer

NAME AND TITLE      /s/ Thomas C. DeLoach, Jr.
                    ------------------------------------------------------------
                    Thomas C. DeLoach, Jr., Senior Vice President and Chief
                    Financial Officer:  Principal Financial Officer

NAME AND TITLE      /s/ George Broadhead
                    ------------------------------------------------------------
                    George Broadhead, Acting Controller:  Principal Accounting
                    Officer
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NAME AND TITLE      /s/ Lewis M. Branscomb
                    ------------------------------------------------------------
                    Lewis M. Branscomb, Director

NAME AND TITLE      /s/ Donald V. Fites
                    ------------------------------------------------------------
                    Donald V. Fites, Director

NAME AND TITLE      /s/ Charles A. Heimbold, Jr.
                    ------------------------------------------------------------
                    Charles A. Heimbold, Jr., Director

NAME AND TITLE      /s/ Paul J. Hoenmans
                    ------------------------------------------------------------
                    Paul J. Hoenmans, Director

NAME AND TITLE      /s/ Allen F. Jacobson
                    ------------------------------------------------------------
                    Allen F. Jacobson, Director

NAME AND TITLE      /s/ Samuel C. Johnson
                    ------------------------------------------------------------
                    Samuel C. Johnson, Director

NAME AND TITLE      /s/ Helene L. Kaplan
                    ------------------------------------------------------------
                    Helene L. Kaplan, Director

NAME AND TITLE      /s/ J. Richard Munro
                    ------------------------------------------------------------
                    J. Richard Munro, Director

NAME AND TITLE      /s/ Aulana L. Peters
                    ------------------------------------------------------------
                    Aulana L. Peters, Director

NAME AND TITLE      /s/ Eugene A. Renna
                    ------------------------------------------------------------
                    Eugene A. Renna, Director

NAME AND TITLE      /s/ Charles S. Sanford, Jr.
                    ------------------------------------------------------------
                    Charles S. Sanford, Jr., Director

NAME AND TITLE      /s/ Robert G. Schwartz
                    ------------------------------------------------------------
                    Robert G. Schwartz, Director

NAME AND TITLE      /s/ Robert O. Swanson
                    ------------------------------------------------------------
                    Robert O. Swanson, Director

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